UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-04049

DWS Income Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	3/31/2013

ITEM 1.	REPORT TO STOCKHOLDERS

MARCH 31, 2013 Semiannual Report to Shareholders

DWS GNMA Fund

Contents
4 Letter to Shareholders
5 Performance Summary
8 Portfolio Management Team
8 Portfolio Summary
9 Investment Portfolio
22 Statement of Assets and Liabilities
24 Statement of Operations
25 Statement of Changes in Net Assets
26 Financial Highlights
31 Notes to Financial Statements
44 Information About Your Fund's Expenses
46 Summary of Management Fee Evaluation by Independent Fee Consultant
50 Account Management Resources
52 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. The fund may lend securities to approved institutions. See the prospectus for details.

DWS Investments is part of the Deutsche Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Investor:

As the U.S. and global economies regain their footing, economists are cautiously looking to a less erratic year for the financial markets in 2013. In the U.S. specifically, positive trends in areas such as housing starts and job creation suggest ongoing recovery, albeit at a relatively mild pace. Supporting this view, Larry Adam, Deutsche Asset & Wealth Management's Chief Investment Strategist for Wealth Management, cites the potential for increased bank lending, a rise in business spending, and improved consumer confidence as underlying forces that may act as catalysts for continued positive growth.

Still, critical issues are yet to be resolved. As Washington wrangles with debt concerns, spending, and monetary and fiscal policy, a fair amount of uncertainty lingers. Despite gains in the broad stock market, sluggish growth and historically low interest rates continue to pose a challenge to investors seeking a strategy for growth or retirement income.

Against this backdrop, what can you do? First, stay focused. Second-guessing investment decisions based on headlines, short-term market fluctuations or emotion is never a reliable strategy. Next, make a point of checking your asset allocation every year or so. Objectives may change over time, and periods of market volatility can shift a portfolio away from your established target allocation. Finally, remember that the investment professionals who manage your DWS fund bring a wealth of experience over a variety of market cycles, along with access to a broad network of research and analytical resources.

At Deutsche Asset & Wealth Management we embrace the concept of discipline and the value of maintaining a long-term view. We urge you to do the same.

Best regards,

Douglas Beck, CFA President, DWS Funds

Performance Summary March 31, 2013 (Unaudited)
Class A	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 3/31/13
Unadjusted for Sales Charge	-0.22%	2.31%	5.10%	4.47%
Adjusted for the Maximum Sales Charge (max 2.75% load)	-2.96%	-0.50%	4.51%	4.17%
Barclays GNMA Index†	-0.49%	1.80%	5.47%	5.10%
Class C	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 3/31/13
Unadjusted for Sales Charge	-0.59%	1.54%	4.31%	3.69%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	-1.57%	1.54%	4.31%	3.69%
Barclays GNMA Index†	-0.49%	1.80%	5.47%	5.10%
Class R	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 3/31/13
No Sales Charges	-0.35%	2.01%	4.66%	4.04%
Barclays GNMA Index†	-0.49%	1.80%	5.47%	5.10%
Class S	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 3/31/13
No Sales Charges	-0.10%	2.54%	5.32%	4.71%
Barclays GNMA Index†	-0.49%	1.80%	5.47%	5.10%
Institutional Class		6-Month‡	1-Year	Life of Class*
Average Annual Total Returns as of 3/31/13
No Sales Charges		-0.15%	2.52%	5.62%
Barclays GNMA Index†		-0.49%	1.80%	5.31%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2013 are 0.76%, 1.52%, 1.41%, 0.54% and 0.51% for Class A, Class C, Class R, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class A and C shares for the periods prior to their inception on February 2, 2009 and for Class R shares for the period prior to its inception on May 1, 2012 are derived from the historical performance of Class S shares of DWS GNMA Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Institutional Class shares commenced operations on February 2, 2009. The performance shown for the index is for the time period of January 31, 2009 through March 31, 2013, which is based on the performance period of the life of Institutional Class.

† The Barclays GNMA Index is an unmanaged, market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.

‡ Total returns shown for periods less than one year are not annualized.

	Class A	Class C	Class R	Class S	Institutional Class
Net Asset Value
3/31/13	$15.25	$15.26	$15.28	$15.28	$15.26
9/30/12	$15.55	$15.56	$15.58	$15.58	$15.56
Distribution Information as of 3/31/13
Income Dividends, Six Months	$.29	$.23	$.27	$.30	$.31
March Income Dividend	$.0412	$.0314	$.0377	$.0441	$.0445
SEC 30-day Yield††	1.77%	1.05%	1.66%	2.10%	2.16%
Current Annualized Distribution Rate††	3.24%	2.47%	2.96%	3.46%	3.50%

†† The SEC yield is net investment income per share earned over the month ended March 31, 2013, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on March 31, 2013. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed, and will fluctuate.

Portfolio Management Team

William Chepolis, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2002.

• Joined Deutsche Asset & Wealth Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

• Portfolio Manager for Retail Fixed Income: New York.

• BIS, University of Minnesota.

Ohn Choe, CFA, Vice President

Portfolio Manager of the fund. Joined the fund in 2010.

• Portfolio Manager for Retail Fixed Income: New York.

• Joined Deutsche Asset & Wealth Management in 2005.

• BS, Georgetown University; MBA, New York University.

Portfolio Summary (Unaudited)

Investment Portfolio as of March 31, 2013 (Unaudited)
	Principal Amount ($)	Value ($)

Government National Mortgage Association 102.0%
Government National Mortgage Association:
2.99%, with various maturities from 3/15/2042 until 6/15/2042	4,098,490	4,273,238
3.0%, with various maturities from 8/1/2042 until 11/15/2042 (a)	242,932,992	253,819,622
3.1%, with various maturities from 10/15/2041 until 2/15/2042	4,541,073	4,780,203
3.25%, 9/15/2042	2,646,335	2,809,250
3.5%, with various maturities from 11/1/2041 until 3/20/2043 (a)	614,661,971	659,278,713
3.75%, 7/15/2041	121,175	131,600
4.0%, with various maturities from 8/20/2030 until 3/20/2043	204,415,203	221,957,900
4.2%, 6/15/2040	211,002	231,078
4.25%, with various maturities from 9/15/2040 until 10/15/2041	4,406,304	4,847,029
4.49%, with various maturities from 6/15/2041 until 7/15/2041	2,305,867	2,541,401
4.5%, with various maturities from 6/20/2033 until 5/15/2042 (a)	402,030,261	442,765,622
4.55%, 1/15/2041	4,521,441	5,054,318
4.625%, with various maturities from 4/15/2041 until 5/15/2041	1,420,479	1,565,649
5.0%, with various maturities from 3/20/2029 until 2/20/2042	373,848,520	410,481,227
5.5%, with various maturities from 12/15/2025 until 6/15/2042	294,436,087	326,155,832
6.0%, with various maturities from 8/20/2023 until 5/15/2040	168,075,849	189,425,640
6.5%, with various maturities from 11/20/2032 until 3/20/2041	46,900,861	53,075,729
7.0%, with various maturities from 1/15/2036 until 6/20/2039	4,931,613	5,603,155
7.5%, with various maturities from 6/20/2022 until 8/20/2032	241,155	284,652
Total Government National Mortgage Association (Cost $2,546,561,720)		2,589,081,858

Collateralized Mortgage Obligations 15.2%
Federal Home Loan Mortgage Corp.:
"EA", Series 2530, Principal Only, Zero Coupon, 1/15/2032	1,352,459	1,211,530
"OH", Series 3382, Principal Only, Zero Coupon, 11/15/2037	1,639,771	1,243,275
"CO", Series 3820, Principal Only, Zero Coupon, 3/15/2041	14,600,023	13,062,528
"UF", Series 3807, 1.404%*, 2/15/2041	1,633,211	1,634,207
"BC", Series 4144, 2.5%, 12/15/2042	1,200,000	1,072,100
"KB", Series 4144, 2.5%, 12/15/2042	3,200,000	2,880,466
"IY", Series 3955, Interest Only, 3.0%, 3/15/2021	10,887,951	662,811
"YI", Series 3936, Interest Only, 3.0%, 6/15/2025	1,861,720	82,774
"AI", Series 4016, Interest Only, 3.0%, 9/15/2025	15,718,940	927,364
"DI", Series 3952, Interest Only, 3.0%, 11/15/2025	2,973,211	193,737
"EI", Series 3953, Interest Only, 3.0%, 11/15/2025	3,638,838	216,118
"IO", Series 3974, Interest Only, 3.0%, 12/15/2025	2,984,233	219,473
"GI", Series 3985, Interest Only, 3.0%, 10/15/2026	1,878,468	130,948
"DI", Series 4010, Interest Only, 3.0%, 2/15/2027	2,604,805	203,101
"PI", Series 4017, Interest Only, 3.0%, 3/15/2027	4,247,094	371,349
"IP", Series 4046, Interest Only, 3.0%, 5/15/2027	4,680,419	503,539
"ZB", Series 4183, 3.0%, 3/15/2043	10,000,000	9,462,500
"PT", Series 3586, 3.237%*, 2/15/2038	7,256,998	7,462,466
"IA", Series 3800, Interest Only, 3.5%, 12/15/2022	4,249,600	51,318
"EI", Series 3749, Interest Only, 3.5%, 3/15/2025	6,879,875	363,633
"JI", Series 3558, Interest Only, 4.5%, 12/15/2023	3,658,574	160,166
"PI", Series 3843, Interest Only, 4.5%, 5/15/2038	18,517,288	1,956,724
"ZW", Series 3763, 4.5%, 11/15/2040	11,104,925	12,369,462
"57", Series 256, Interest Only, 5.0%, 3/15/2023	2,365,901	193,141
"CZ", Series 3658, 5.0%, 4/15/2040	1,921,202	2,294,697
"SP", Series 3016, Interest Only, 5.907%**, 8/15/2035	1,328,007	102,213
"PE", Series 2489, 6.0%, 8/15/2032	4,689,096	5,208,403
"IO", Series 2580, Interest Only, 6.0%, 3/15/2033	857,437	135,429
"MI", Series 3871, Interest Only, 6.0%, 4/15/2040	3,495,159	513,065
"SG", Series 3033, Interest Only, 6.447%**, 9/15/2035	2,294,237	375,825
"A", Series 172, Interest Only, 6.5%, 1/1/2024	264,141	38,858
"SB", Series 2742, Interest Only, 6.797%**, 1/15/2019	4,107,819	484,507
"SB", Series 2788, Interest Only, 6.897%**, 10/15/2022	6,909	11
"SN", Series 3175, Interest Only, 6.947%**, 6/15/2036	8,056,765	1,616,942
Federal National Mortgage Association:
"AY", Series 2013-6, 2.0%, 2/25/2043	1,244,000	1,016,231
"DI", Series 2011-136, Interest Only, 3.0%, 1/25/2026	2,924,988	214,960
"IG", Sreies 2011-96, Interest Only, 3.0%, 10/25/2026	5,523,691	571,556
"LA", Series 2013-30, 3.0%, 3/25/2043	2,015,000	2,050,176
"PU", Series 2013-30, 3.0%, 4/25/2043	13,000,000	12,707,500
"HI", Series 2010-123, Interest Only, 3.5%, 3/25/2024	6,318,029	366,449
"KI", Series 2011-72, Interest Only, 3.5%, 3/25/2025	9,389,382	403,935
"KI", Series 2012-98, Interest Only, 3.5%, 7/25/2027	33,389,082	4,736,121
''IO", Series 2012-146, Interest Only, 3.5%, 1/25/2043	9,908,309	2,114,203
"CI", Series 2010-112, Interest Only, 4.0%, 12/25/2023	10,831,826	280,996
"BI", Series 2011-42, Interest Only, 4.0%, 8/25/2025	3,208,414	191,616
"25", Series 351, Interest Only, 4.5%, 5/1/2019	2,338,283	211,493
"AI", Series 2011-24, Interest Only, 4.5%, 8/25/2024	3,033,767	141,709
"CZ", Series 2011-99, 4.5%, 10/25/2041	6,418,171	7,299,056
"21", Series 334, Interest Only, 5.0%, 3/1/2018	2,450,741	190,548
"20", Series 334, Interest Only, 5.0%, 3/1/2018	1,958,561	150,325
''23", Series 339, Interest Only, 5.0%, 7/1/2018	1,826,776	138,255
"27", Series 351, Interest Only, 5.0%, 4/1/2019	596,207	49,319
"26", Series 381, Interest Only, 5.0%, 12/25/2020	397,435	33,705
"BI", Series 2010-10, Interest Only, 5.0%, 9/25/2035	1,264,137	61,543
"PZ", Series 2007-47, 5.0%, 5/25/2037	13,434,202	14,484,244
"ZA", Series 2008-24, 5.0%, 4/25/2038	19,250,380	21,769,905
"ZX", Series 2010-13, 5.0%, 3/25/2040	17,494,676	20,265,358
"KT", Series 2007-32, 5.5%, 4/25/2037	1,780,777	1,967,245
"PJ", Series 2004-46, Interest Only, 5.796%**, 3/25/2034	6,123,215	951,960
"HS", Series 2009-87, Interest Only, 5.946%**, 11/25/2039	14,867,749	2,333,227
"ZB", Series 2005-37, 6.0%, 5/25/2035	3,444,677	3,807,640
"Z", Series 2006-116, 6.0%, 12/25/2036	2,921,801	3,354,006
"WI", Series 2011-59, Interest Only, 6.0%, 5/25/2040	7,512,993	778,046
"PI", Series 2007-75, Interest Only, 6.336%**, 8/25/2037	20,475,987	4,289,662
"SB", Series 2010-107, Interest Only, 6.386%**, 9/25/2040	42,139,212	6,847,900
"PI", Series 2006-20, Interest Only, 6.476%**, 11/25/2030	18,510,324	3,725,793
"SA", Series 2005-17, Interest Only, 6.496%**, 3/25/2035	5,142,924	1,170,584
"HI", Series 2010-2, Interest Only, 6.5%, 2/25/2040	1,519,669	898,027
"SI", Series 2007-23, Interest Only, 6.566%**, 3/25/2037	1,646,921	305,907
"SJ", Series 2007-36, Interest Only, 6.566%**, 4/25/2037	4,547,588	653,678
"SA", Series 2005-42, Interest Only, 6.596%**, 5/25/2035	4,540,267	537,834
"KI", Series 2005-65, Interest Only, 6.796%**, 8/25/2035	2,041,340	374,202
Government National Mortgage Association:
"SY", Series 2008-83, Interest Only, 0.00**, 8/20/2034*	1,843,926	0
"PO", Series 2007-18, Principal Only, Zero Coupon, 5/20/2035	1,289,866	1,043,068
"KO", Series 2013-38, Principal Only, Zero Coupon, 1/20/2043	2,325,858	1,239,973
"HS", Series 2009-121, Interest Only, 1.0%, 2/20/2037	8,608,902	314,225
"IG", Series 2010-147, Interest Only, 2.0%, 11/16/2013	22,185,970	232,416
"HX", Series 2012-91, 3.0%, 9/20/2040	12,402,969	12,814,432
"IE", Series 2011-128, Interest Only, 3.5%, 9/20/2026	13,883,261	1,261,818
"BE", Series 2010-164, 3.5%, 1/20/2039	10,483,317	11,338,279
"LI", Series 2009-104, Interest Only, 4.5%, 12/16/2018	3,574,846	295,531
"BI", Series 2010-95, Interest Only, 4.5%, 8/20/2032	6,224,465	187,754
"AI", Series 2009-22, Interest Only, 4.5%, 10/16/2032	358,005	5,442
"PI", Series 2010-20, Interest Only, 4.5%, 9/16/2033	1,272,659	11,515
"ZC", Series 2003-86, 4.5%, 10/20/2033	2,289,704	2,464,841
"TI", Series 2010-115, Interest Only, 4.5%, 10/20/2037	4,497,133	356,381
"BL", Series 2011-46, 4.5%, 10/20/2037	5,143,000	5,612,636
"CI", Series 2011-111, Interest Only, 4.5%, 11/20/2037	3,787,906	214,235
"PI", Series 2010-94, Interest Only, 4.5%, 12/20/2037	5,135,536	610,815
"CI", Series 2010-87, Interest Only, 4.5%, 11/20/2038	1,500,000	498,843
"GP", Series 2010-67, 4.5%, 3/20/2039	10,514,000	11,935,556
"IN", Series 2011-18, Interest Only, 4.5%, 5/20/2039	3,115,577	465,288
"IP", Series 2011-132, Interest Only, 4.5%, 12/20/2039	19,626,945	1,293,447
"ZA", Series 2010-3, 4.5%, 1/20/2040	3,458,537	3,937,211
"AI", Series 2012-15, Interest Only, 4.5%, 9/20/2040	8,369,145	1,761,123
"ZY", Series 2010-160, 4.5%, 12/20/2040	12,169,781	13,770,961
"ZV", Series 2011-73, 4.5%, 5/20/2041	13,029,973	14,890,751
"VB", Series 2010-26, 5.0%, 1/20/2024	5,500,000	6,436,419
"LV", Series 2012-77, 5.0%, 7/20/2026	8,000,000	8,847,719
"UI", Series 2010-45, Interest Only, 5.0%, 5/20/2033	2,756,507	56,517
"Z", Series 2005-25, 5.0%, 3/16/2035	5,962,342	6,677,555
"MI", Series 2009-76, Interest Only, 5.0%, 3/20/2035	6,616,968	226,201
"GZ", Series 2005-44, 5.0%, 7/20/2035	4,397,997	5,236,511
"Z", Series 2008-5, 5.0%, 1/20/2038	6,470,378	7,222,219
"IJ", Series 2010-41, Interest Only, 5.0%, 9/20/2038	1,336,115	160,663
"ZN", Series 2009-64, 5.0%, 7/20/2039	23,915,498	27,631,799
"PJ", Series 2009-73, 5.0%, 8/16/2039	6,865,282	7,451,677
"Z", Series 2009-112, 5.0%, 11/20/2039	10,628,563	12,454,590
"UZ", Series 2010-37, 5.0%, 3/20/2040	1,262,101	1,529,537
"AI", Series 2008-40, Interest Only, 5.5%, 5/16/2023	1,893,527	200,214
"AI", Series 2008-51, Interest Only, 5.5%, 5/16/2023	4,881,464	451,963
"AI", Series 2008-46, Interest Only, 5.5%, 5/16/2023	1,667,362	163,205
"IB", Series 2005-73, Interest Only, 5.5%, 4/20/2032	605,049	15,135
"PC", Series 2003-19, 5.5%, 3/16/2033	6,163,867	6,918,200
"PI", Series 2005-73, Interest Only, 5.5%, 12/20/2034	3,016,824	344,878
"Z", Series 2006-12, 5.5%, 3/20/2036	95,441	120,102
"HZ", Series 2009-43, 5.5%, 6/20/2039	2,035,886	2,504,851
"YI", Series 2010-147, Interest Only, 5.5%, 7/16/2039	1,571,267	229,583
"DZ", Series 2009-106, 5.5%, 11/20/2039	93,656	116,992
"SJ", Series 2011-66, Interest Only, 5.847%**, 5/16/2041	19,191,353	3,163,497
"BS", Series 2011-93, Interest Only, 5.897%**, 7/16/2041	24,839,287	3,962,614
"IL", Series 2009-93, Interest Only, 6.0%, 10/16/2014	5,129,935	371,734
"CI", Series 2009-42, Interest Only, 6.0%, 8/16/2035	587,551	152,435
"AV", Series 2010-14, Interest Only, 6.097%**, 2/16/2040	7,498,765	1,473,416
"ST", Series 2009-31, Interest Only, 6.147%**, 3/20/2039	1,095,595	166,928
"SM", Series 2009-100, Interest Only, 6.247%**, 5/16/2039	3,230,936	459,315
"SA", Series 2006-49, Interest Only, 6.257%**, 2/20/2036	6,191,056	672,712
"SI", Series 2008-27, Interest Only, 6.267%**, 3/20/2038	4,604,951	576,515
"GI", Series 2006-28, Interest Only, 6.297%**, 3/20/2035	1,997,684	106,035
"QA", Series 2007-57, Interest Only, 6.297%**, 10/20/2037	4,172,144	681,981
"SL", Series 2009-100, Interest Only, 6.297%**, 5/16/2039	3,734,219	589,632
"S", Series 2003-11, Interest Only, 6.347%**, 2/16/2033	1,607,166	290,293
"IP", Series 2009-118, Interest Only, 6.5%, 12/16/2039	1,647,463	305,516
"SA", Series 2006-69, Interest Only, 6.597%**, 12/20/2036	6,302,115	1,069,841
"S", Series 1999-17, Interest Only, 7.997%**, 5/16/2029	1,012,769	209,769
"SA", Series 1999-44, Interest Only, 8.347%**, 12/16/2029	903,992	173,803
Total Collateralized Mortgage Obligations (Cost $367,534,441)		384,828,701

U.S. Government Agency Sponsored Pass-Throughs 1.9%
Federal National Mortgage Association:
3.0%, 11/15/2027	23,250,000	23,236,929
3.5%, 12/1/2041 (a)	24,000,000	25,338,509
Total U.S. Government Agency Sponsored Pass-Throughs (Cost $48,560,813)		48,575,438

Government & Agency Obligations 3.2%
U.S. Treasury Obligations
U.S. Treasury Bill, 0.1%***, 9/5/2013 (b)	6,097,000	6,094,543
U.S. Treasury Notes:
0.375%, 4/15/2015	50,000,000	50,109,400
0.75%, 6/15/2014 (c) (d)	25,000,000	25,167,000
Total Government & Agency Obligations (Cost $81,512,678)		81,370,943

	Contracts	Value ($)

Call Options Purchased 0.3%
Options on Exchange-Traded Futures Contracts 0.0%
10 Year U.S. Treasury Note Future, Expiration Date 5/24/2013, Strike Price $133.5	585	155,390

	Contract Amount	Value ($)

Options on Interest Rate Swap Contracts 0.3%
Pay Fixed Rate — 3.583% - Receive Floating — LIBOR, Swap Expiration Date 5/11/2026, Option Expiration Date 5/9/2016	44,600,000	1,640,312
Pay Fixed Rate — 3.635% - Receive Floating — LIBOR, Swap Expiration Date 4/27/2026, Option Expiration Date 4/25/2016	42,100,000	1,465,299
Pay Fixed Rate — 3.72% - Receive Floating — LIBOR, Swap Expiration Date 4/22/2026, Option Expiration Date 4/20/2016	42,100,000	1,362,996
Pay Fixed Rate — 4.19% - Receive Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/2017	48,400,000	1,576,016
Pay Fixed Rate — 4.32% - Receive Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/2017	47,000,000	1,404,073
		7,448,696
Total Call Options Purchased (Cost $10,540,542)		7,604,086

Put Options Purchased 0.1%
Options on Interest Rate Swap Contracts
Receive Fixed Rate — 2.19% - Pay Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/2017	48,400,000	953,349
Receive Fixed Rate — 2.32% - Pay Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/2017	47,000,000	1,075,924
Total Put Options Purchased (Cost $3,242,687)		2,029,273

	Shares	Value ($)

Cash Equivalents 0.9%
Central Cash Management Fund, 0.12% (e) (Cost $23,877,776)	23,877,776	23,877,776

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $3,081,830,657)†	123.6	3,137,368,075
Other Assets and Liabilities, Net	(23.6)	(598,101,940)
Net Assets	100.0	2,539,266,135

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of March 31, 2013.

** These securities are shown at their current rate as of March 31, 2013.

*** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $3,082,063,627. At March 31, 2013, net unrealized appreciation for all securities based on tax cost was $55,304,448. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $77,784,426 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $22,479,978.

(a) When-issued or delayed delivery security included.

(b) At March 31, 2013, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c) At March 31, 2013, this security has been pledged, in whole or in part, as collateral for open swap contracts.

(d) At March 31, 2013, this security has been pledged, in whole or in part, as collateral for open written options.

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At March 31, 2013, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
Ultra Long U.S. Treasury Bond	USD	6/19/2013	69	10,873,969	121,158

At March 31, 2013, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year U.S. Treasury Note	USD	6/19/2013	39	5,147,391	5,406
5 Year U.S. Treasury Note	USD	6/28/2013	1,040	129,016,876	(822,705)
Total net unrealized depreciation					(817,299)

Currency Abbreviation
USD United States Dollar

At March 31, 2013, open written option contracts were as follows:
Options on Mortgage-Backed Securities — TBAs
	Coupon Rate (%)	Contract Amount	Expiration Date	Strike Price ($)	Premiums Received ($)	Value ($) (f)
Call Options 30-Year GNSF	3.0	30,000,000	5/14/2013	104.031	276,562	(178,949)
30-Year GNSF	3.0	30,000,000	5/14/2013	104.094	276,562	(233,600)
30-Year GNSF	3.0	30,000,000	5/14/2013	104.125	276,562	(223,828)
30-Year GNSF	3.0	30,000,000	5/14/2013	104.531	210,937	(151,529)
30-Year GNSF	3.0	30,000,000	5/14/2013	104.625	196,875	(145,313)
30-Year GNSF	3.0	30,000,000	6/13/2013	103.813	290,625	(291,797)
30-Year GNSF	3.0	30,000,000	6/13/2013	103.875	290,625	(258,579)
30-Year GNSF	3.5	30,000,000	5/14/2013	107.047	189,844	(164,860)
30-Year GNSF	3.0	30,000,000	4/11/2013	104.219	262,500	(158,132)
30-Year GNSF	3.5	30,000,000	5/14/2013	107.063	189,844	(165,234)
30-Year GNSF	3.5	30,000,000	4/11/2013	107.781	169,922	(39,088)
30-Year GNSF	3.5	30,000,000	4/11/2013	107.781	169,922	(39,543)
30-Year GNSF	3.0	30,000,000	4/11/2013	104.875	253,125	(57,879)
30-Year GNSF	3.0	30,000,000	4/11/2013	105.422	161,719	(15,485)
30-Year GNSF	4.0	30,000,000	4/11/2013	108.906	107,813	(71,227)
30-Year GNSF	3.5	30,000,000	4/11/2013	108.188	93,750	(14,062)
30-Year GNSF	3.5	30,000,000	5/14/2013	107.078	189,845	(154,305)
30-Year GNSF	3.0	30,000,000	4/11/2013	105.375	174,609	(17,863)
30-Year GNSF	3.0	30,000,000	4/11/2013	105.391	159,375	(24,609)
30-Year GNSF	3.5	30,000,000	5/14/2013	107.563	112,500	(86,719)
30-Year GNSF	3.5	30,000,000	6/13/2013	106.813	196,875	(192,188)
Total Call Options					4,250,391	(2,684,789)
Put Options 30-Year GNSF	3.5	30,000,000	6/13/2013	106.625	187,500	(144,141)
30-Year GNSF	3.5	30,000,000	6/13/2013	106.609	187,500	(139,678)
30-Year GNSF	3.5	30,000,000	6/13/2013	106.313	145,312	(114,844)
30-Year GNSF	3.5	30,000,000	6/13/2013	106.625	187,500	(143,162)
30-Year GNSF	3.5	30,000,000	5/14/2013	107.078	189,844	(112,134)
30-Year GNSF	3.5	30,000,000	5/14/2013	107.063	189,844	(116,016)
30-Year GNSF	3.5	30,000,000	5/14/2013	107.047	189,844	(111,024)
30-Year GNSF	3.5	30,000,000	5/14/2013	106.563	138,280	(70,313)
30-Year GNSF	3.0	30,000,000	6/13/2013	103.563	281,250	(217,356)
30-Year GNSF	3.0	60,000,000	6/13/2013	103.547	562,500	(442,676)
30-Year GNSF	3.0	30,000,000	6/13/2013	103.375	234,375	(203,973)
30-Year GNSF	3.0	30,000,000	6/13/2013	103.313	234,375	(187,500)
30-Year GNSF	3.0	30,000,000	5/14/2013	104.125	276,562	(185,156)
30-Year GNSF	3.0	30,000,000	5/14/2013	104.094	276,563	(193,772)
30-Year GNSF	3.0	30,000,000	5/14/2013	104.031	276,562	(234,015)
30-Year GNSF	3.0	30,000,000	5/14/2013	103.625	225,000	(132,422)
30-Year GNSF	3.0	30,000,000	5/14/2013	105.531	210,938	(127,576)
30-Year GNSF	3.0	30,000,000	4/11/2013	104.422	187,500	(91,721)
30-Year GNSF	3.0	30,000,000	4/11/2013	104.219	262,500	(71,463)
30-Year GNSF	3.5	30,000,000	4/11/2013	107.188	105,469	(32,813)
30-Year GNSF	3.0	30,000,000	4/11/2013	104.391	189,844	(90,234)
30-Year GNSF	3.5	30,000,000	4/11/2013	107.781	169,922	(105,164)
30-Year GNSF	3.0	30,000,000	4/11/2013	104.875	253,125	(160,998)
30-Year GNSF	4.0	30,000,000	4/11/2013	108.906	107,813	(38,427)
30-Year GNSF	3.0	30,000,000	4/11/2013	104.375	201,563	(85,062)
30-Year GNSF	3.5	30,000,000	4/11/2013	107.781	169,920	(104,781)
Total Put Options					5,641,405	(3,656,421)
Total					9,891,796	(6,341,210)

(f) Unrealized appreciation on written options on mortgage-backed securities — TBAs at March 31, 2013 was $3,550,586.

Options on Interest Rate Swap Contracts
	Swap Effective/ Expiration Date	Contract Amount	Option Expiration Date	Premiums Received ($)	Value ($) (g)
Call Options Receive Fixed — 3.19% - Pay Floating — LIBOR	2/3/2017 2/3/2027	24,200,000	2/1/2017	1,742,400	(1,512,754)
Receive Fixed — 3.32% - Pay Floating — LIBOR	2/3/2017 2/3/2027	23,500,000	2/1/2017	1,699,757	(1,352,575)
Receive Fixed — 4.083% - Pay Floating — LIBOR	5/11/2016 5/11/2026	44,600,000	5/9/2016	1,516,400	(1,125,610)
Receive Fixed — 4.135% - Pay Floating — LIBOR	4/27/2016 4/27/2026	42,100,000	4/25/2016	1,557,700	(999,458)
Receive Fixed — 4.22% - Pay Floating — LIBOR	4/22/2016 4/22/2026	42,100,000	4/20/2016	1,500,865	(930,023)
Receive Fixed — 2.423% - Pay Floating — LIBOR	3/20/2014 3/20/2044	51,000,000	3/18/2014	734,400	(737,674)
Receive Fixed — 1.132% - Pay Floating — LIBOR	3/17/2016 3/17/2026	102,000,000	3/15/2016	498,525	(1,029,904)
Receive Fixed — 2.385% - Pay Floating — LIBOR	3/31/2014 3/31/2044	51,000,000	3/27/2014	696,150	(696,150)
Total Call Options				9,946,197	(8,384,148)
Put Options Pay Fixed — 1.9% - Receive Floating — LIBOR	4/24/2013 4/24/2023	42,100,000	4/22/2013	576,770	(59,799)
Pay Fixed — 3.19% - Receive Floating — LIBOR	2/3/2017 2/3/2027	24,200,000	2/1/2017	1,742,400	(1,290,271)
Pay Fixed — 3.32% - Receive Floating — LIBOR	2/3/2017 2/3/2027	23,500,000	2/1/2017	1,699,758	(1,392,342)
Pay Fixed — 5.132% - Receive Floating — LIBOR	3/17/2016 3/17/2026	102,000,000	3/15/2016	970,275	(307,724)
Total Put Options				4,989,203	(3,050,136)
Total				14,935,400	(11,434,284)

(g) Unrealized appreciation on written options on interest rate swap contracts at March 31, 2013 was $3,501,116.

At March 31, 2013, open interest rate swap contracts were as follows:
Effective/ Expiration Date	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
7/16/2013 7/16/2014	124,200,000	1	Fixed — 0.515%	Floating — LIBOR	(152,853)	4,155	(157,008)
12/27/2013 12/27/2020	168,000,000	1	Fixed — 1.656%	Floating — LIBOR	1,103,289	—	1,103,289
7/16/2013 7/16/2033	34,600,000	1	Fixed — 2.322%	Floating — LIBOR	3,021,026	(13,128)	3,034,154
7/16/2013 7/16/2018	46,400,000	1	Floating —- LIBOR	Fixed — 1.148%	152,433	(9,042)	161,475
7/16/2013 7/16/2023	10,500,000	1	Floating — LIBOR	Fixed — 1.858%	(254,303)	(4,162)	(250,141)
7/16/2013 7/16/2043	20,500,000	1	Floating — LIBOR	Fixed — 2.424%	(2,587,981)	28,533	(2,616,514)
Total net unrealized appreciation							1,275,255

Counterparties:

1 Nomura International PLC

GNSF: Government National Single Family

LIBOR: London Interbank Offered Rate

TBA: To Be Announced

For information on the Fund's policy and additional disclosures regarding options purchased, futures contracts, interest rate swap contracts and written option contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (h)
Government National Mortgage Association	$—	$2,589,081,858	$—	$2,589,081,858
Collateralized Mortgage Obligations	—	384,828,701	—	384,828,701
U.S. Government Agency Sponsored Pass-Throughs	—	48,575,438	—	48,575,438
Government & Agency Obligations	—	81,370,943	—	81,370,943
Short-Term Investments	23,877,776	—	—	23,877,776
Derivatives (i)
Futures Contracts	126,564	—	—	126,564
Purchased Options	155,390	9,477,969	—	9,633,359
Interest Rate Swap Contracts	—	4,298,918	—	4,298,918
Total	$24,159,730	$3,117,633,827	$—	$3,141,793,557
Liabilities
Derivatives (i)
Futures Contracts	$(822,705)	$—	$—	$(822,705)
Written Options	—	(17,775,494)	—	(17,775,494)
Interest Rate Swap Contracts	—	(3,023,663)	—	(3,023,663)
Total	$(822,705)	$(20,799,157)	$—	$(21,621,862)

There have been no transfers between fair value measurement levels during the period ended March 31, 2013.

(h) See Investment Portfolio for additional detailed categorizations.

(i) Derivatives include value of options purchased; written options, at value; and unrealized appreciation (depreciation) on futures contracts and interest rate swap contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of March 31, 2013 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $3,057,952,881)	$3,113,490,299
Investment in Central Cash Management Fund (cost $23,877,776)	23,877,776
Total investments in securities, at value (cost $3,081,830,657)	3,137,368,075
Deposit with broker for swap contracts	750,000
Receivable for investments sold	32,744,280
Receivable for investments sold — when-issued securities	352,583,767
Receivable for Fund shares sold	3,211,377
Interest receivable	11,028,295
Receivable for variation margin on futures contracts	70,066
Unrealized appreciation on swap contracts	4,298,918
Upfront payments paid on swap contracts	32,688
Other assets	125,161
Total assets	3,542,212,627
Liabilities
Cash overdraft	143,505
Payable for investments purchased	206,995,277
Payable for investments purchased — when-issued securities	767,869,964
Payable upon return of deposit for swap contracts	750,000
Payable for Fund shares redeemed	4,465,473
Options written, at value (premium received $24,827,196)	17,775,494
Unrealized depreciation on swap contracts	3,023,663
Upfront payments received on swap contracts	26,332
Accrued management fee	682,742
Accrued Trustees' fees	7,623
Other accrued expenses and payables	1,206,419
Total liabilities	1,002,946,492
Net assets, at value	$2,539,266,135

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2013 (Unaudited) (continued)
Net Assets Consist of
Distributions in excess of net investment income	(25,585,104)
Net unrealized appreciation (depreciation) on: Investments	55,537,418
Swap contracts	1,275,255
Futures	(696,141)
Written options	7,051,702
Accumulated net realized gain (loss)	(60,179,948)
Paid-in capital	2,561,862,953
Net assets, at value	$2,539,266,135
Net Asset Value
Class A Net Asset Value, offering and redemption price per share ($248,867,290 ÷ 16,314,210 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$15.25
Maximum offering price per share (100 ÷ 97.25 of $15.25)	$15.68
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($165,370,511 ÷ 10,835,453 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$15.26
Class R Net Asset Value, offering and redemption price per share ($282,511 ÷ 18,488 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$15.28
Class S Net Asset Value, offering and redemption price per share ($2,109,957,060 ÷ 138,118,625 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$15.28
Institutional Class Net Asset Value, offering and redemption price per share ($14,788,763 ÷ 969,330 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$15.26

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended March 31, 2013 (Unaudited)
Investment Income
Income: Interest	$32,694,189
Income distributions — Central Cash Management Fund	46,450
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	2,050
Total income	32,742,689
Expenses: Management fee	4,091,592
Administration fee	1,298,918
Services to shareholders	1,230,604
Distribution and service fees	1,025,662
Custodian fee	64,712
Professional fees	62,234
Reports to shareholders	63,084
Registration fees	62,779
Trustees' fees and expenses	47,392
Other	70,207
Total expenses	8,017,184
Net investment income	24,725,505
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	10,015,765
Futures	1,608,013
Written options	6,726,616
Payment by affiliate (see Note G)	8,750
18,359,144
Change in net unrealized appreciation (depreciation) on: Investments	(50,079,801)
Swap contracts	1,163,881
Futures	(354,110)
Written options	5,772,549
(43,497,481)
Net gain (loss)	(25,138,337)
Net increase (decrease) in net assets resulting from operations	$(412,832)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30, 2012
Operations: Net investment income	$24,725,505	$64,641,690
Net realized gain (loss)	18,359,144	37,174,979
Change in net unrealized appreciation (depreciation)	(43,497,481)	3,522,801
Net increase (decrease) in net assets resulting from operations	(412,832)	105,339,470
Distributions to shareholders from: Net investment income: Class A	(4,565,404)	(4,060,410)
Class C	(2,279,710)	(2,016,631)
Class R	(3,119)	(89)
Class S	(43,233,683)	(101,001,609)
Institutional Class	(228,693)	(156,071)
Total distributions	(50,310,609)	(107,234,810)
Fund share transactions: Proceeds from shares sold	414,006,322	620,075,226
Reinvestment of distributions	37,915,663	78,576,216
Payments for shares redeemed	(378,502,831)	(349,536,524)
Net increase (decrease) in net assets from Fund share transactions	73,419,154	349,114,918
Increase (decrease) in net assets	22,695,713	347,219,578
Net assets at beginning of period	2,516,570,422	2,169,350,844
Net assets at end of period (including distributions in excess of net investment income of $25,585,104 and $0, respectively)	$2,539,266,135	$2,516,570,422

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended September 30,
Class A	Six Months Ended 3/31/13 (Unaudited)		2012	2011	2010	Period Ended 9/30/09a
Selected Per Share Data
Net asset value, beginning of period	$15.55		$15.56	$15.41	$15.24	$14.81
Income (loss) from investment operations: Net investment incomeb	.14		.40	.52	.53	.41
Net realized and unrealized gain (loss)	(.15)		.29	.31	.33	.55
Total from investment operations	(.01)		.69	.83	.86	.96
Less distributions from: Net investment income	(.29)		(.70)	(.68)	(.69)	(.53)
Net asset value, end of period	$15.25		$15.55	$15.56	$15.41	$15.24
Total Return (%)c	(.22	)**	4.53	5.55	5.78	6.62	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	249		181	43	35	11
Ratio of expenses (%)	.74	*	.76	.78	.76	.64	*
Ratio of net investment income (%)	1.79	*	2.60	3.38	3.42	4.18	*
Portfolio turnover rate (%)	156	**	491	211	221	264
a For the period from February 2, 2009 (commencement of operations) to September 30, 2009.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

			Years Ended September 30,
Class C	Six Months Ended 3/31/13 (Unaudited)		2012	2011	2010	Period Ended 9/30/09a
Selected Per Share Data
Net asset value, beginning of period	$15.56		$15.57	$15.42	$15.25	$14.81
Income (loss) from investment operations: Net investment incomeb	.08		.29	.41	.41	.33
Net realized and unrealized gain (loss)	(.15)		.28	.31	.34	.57
Total from investment operations	(.07)		.57	.72	.75	.90
Less distributions from: Net investment income	(.23)		(.58)	(.57)	(.58)	(.46)
Net asset value, end of period	$15.26		$15.56	$15.57	$15.42	$15.25
Total Return (%)c	(.59	)**	3.73	4.75	4.98	6.14	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	165		112	30	24	7
Ratio of expenses (%)	1.52	*	1.52	1.54	1.52	1.40	*
Ratio of net investment income (%)	1.01	*	1.86	2.62	2.66	3.44	*
Portfolio turnover rate (%)	156	**	491	211	221	264
a For the period from February 2, 2009 (commencement of operations) to September 30, 2009.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class R	Six Months Ended 3/31/13 (Unaudited)		Period Ended 9/30/12a
Selected Per Share Data
Net asset value, beginning of period	$15.58		$15.62
Income (loss) from investment operations: Net investment incomeb	.12		.16
Net realized and unrealized gain (loss)	(.15)		.07
Total from investment operations	(.03)		.23
Less distributions from: Net investment income	(.27)		(.27)
Net asset value, end of period	$15.28		$15.58
Total Return (%)	(.35	)**	1.50	c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	283		13
Ratio of expenses before expense reductions (%)	.99	*	1.41	*
Ratio of expenses after expense reductions (%)	.99	*	1.04	*
Ratio of net investment income (%)	1.56	*	2.48	*
Portfolio turnover rate (%)	156	**	491
a For the period from May 1, 2012 (commencement of operations) to September 30, 2012.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

			Years Ended September 30,
Class S	Six Months Ended 3/31/13 (Unaudited)		2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$15.58		$15.59	$15.44	$15.25	$14.72	$14.60
Income (loss) from investment operations: Net investment incomea	.15		.45	.56	.56	.66	.73
Net realized and unrealized gain (loss)	(.15)		.28	.31	.34	.69	.18
Total from investment operations	.00	***	.73	.87	.90	1.35	.91
Less distributions from: Net investment income	(.30)		(.74)	(.72)	(.71)	(.82)	(.79)
Net asset value, end of period	$15.28		$15.58	$15.59	$15.44	$15.25	$14.72
Total Return (%)	(.10	)**	4.70	5.84	5.96	9.41	6.45
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,110		2,215	2,096	2,178	2,225	2,217
Ratio of expenses (%)	.54	*	.54	.54	.54	.55	.55
Ratio of net investment income (%)	1.98	*	2.86	3.62	3.64	4.42	4.95
Portfolio turnover rate (%)	156	**	491	211	221	264	220
a Based on average shares outstanding during the period. * Annualized ** Not annualized *** Amount is less than $.005.

			Years Ended September 30,
Institutional Class	Six Months Ended 3/31/13 (Unaudited)		2012	2011	2010	Period Ended 9/30/09a
Selected Per Share Data
Net asset value, beginning of period	$15.56		$15.58	$15.43	$15.24	$14.81
Income (loss) from investment operations: Net investment incomeb	.16		.42	.57	.57	.42
Net realized and unrealized gain (loss)	(.15)		.31	.31	.34	.56
Total from investment operations	.01		.73	.88	.91	.98
Less distributions from: Net investment income	(.31)		(.75)	(.73)	(.72)	(.55)
Net asset value, end of period	$15.26		$15.56	$15.58	$15.43	$15.24
Total Return (%)	(.15	)**	4.77	5.86	6.12	6.76	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15		9	.47	8	7
Ratio of expenses (%)	.49	*	.51	.47	.45	.47	*
Ratio of net investment income (%)	2.04	*	2.67	3.69	3.73	4.29	*
Portfolio turnover rate (%)	156	**	491	211	221	264
a For the period from February 2, 2009 (commencement of operations) to September 30, 2009. b Based on average shares outstanding during the period. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS GNMA Fund (the "Fund") is a diversified series of DWS Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such services to shareholders, distribution and service fees, and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer; analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In January 2013, Accounting Standard Update 2013-01 (ASU 2013-01), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. The ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund's financial statements.

Securities Lending. The Fund may lend securities to certain financial institutions. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. The Fund had no securities on loan at March 31, 2013.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At September 30, 2012, the Fund had a net tax basis capital loss carryforward of approximately $67,663,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2013 ($5,724,000), September 30, 2014 ($21,528,000), September 30, 2015 ($34,982,000) and September 30, 2017 ($5,429,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2011 to September 30, 2012, the Fund elects to defer qualified late year losses of approximately $10,477,000 of net short-term realized capital losses. The Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2013.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, investments in swap contracts, paydown losses on mortgage backed securities, premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended March 31, 2013, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of March 31, 2013 is included in a table following the Fund's Investment Portfolio. For the six months ended March 31, 2013, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $21,137,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $104,519,000 to $207,530,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the six months ended March 31, 2013, the Fund entered into options on GNMA TBAs ("To Be Announced") to enhance potential gain; and on interest rate futures and interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

A summary of the open purchased option contracts as of March 31, 2013 is included in the Fund's Investment Portfolio. A summary of open written option contracts is included in the table following the Fund's Investment Portfolio. For the six months ended March 31, 2013, the investment in written options contracts had a total value generally indicative of a range from approximately $10,220,000 to $17,775,000, and purchased option contracts had a total value generally indicative of a range from approximately $9,148,000 to $11,400,000.

Interest Rate Swap Contracts. For the six months ended March 31, 2013, the Fund entered into interest rate swap transactions to gain exposure to different parts of the yield curve while managing overall duration. The use of interest rate swap contracts is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

A summary of the open interest rate swap contracts as of March 31, 2013 is included in a table following the Fund's Investment Portfolio. For the six months ended March 31, 2013, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $236,200,000 to $404,200,000.

The following tables summarize the value of the Fund's derivative instruments held as of March 31, 2013 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Purchased Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$9,633,359	$4,298,918	$126,564	$14,058,841

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Investments in securities, at value (includes purchased options) and unrealized appreciation on swap contracts

(b) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Liability Derivatives	Written Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$(17,775,494)	$(3,023,663)	$(822,705)	$(21,621,862)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Options written, at value, and unrealized depreciation on swap contracts

(b) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Portfolio earnings during the six months ended March 31, 2013 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Purchased Options	Written Options	Futures Contracts	Total
Interest Rate Contracts (a)	$(1,252,822)	$6,726,616	$1,608,013	$7,081,807

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from investments (includes purchased options), written options and futures, respectively

Change in Net Unrealized Appreciation (Depreciation)	Purchased Options	Written Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$(951,492)	$5,772,549	$1,163,881	$(354,110)	$5,630,828

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options, swap contracts and futures, respectively

C. Purchases and Sales of Securities

During the six months ended March 31, 2013, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $5,029,900,670 and $4,735,552,091, respectively. Purchases and sales of U.S. Treasury obligations aggregated $35,078,047 and $36,649,281, respectively.

For the six months ended March 31, 2013, transactions for written options on securities, interest rate swaps and futures were as follows:
	Contracts/ Contract Amount	Premium
Outstanding, beginning of period	773,000,445	$16,413,979
Options written	2,843,600,450	20,229,607
Options closed	(764,300,223)	(6,360,446)
Options expired	(840,000,672)	(5,455,944)
Outstanding, end of period	2,012,300,000	$24,827,196

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $5.0 billion of the Fund's average daily net assets	.315%
Next $1.0 billion of such net assets	.300%
Over $6.0 billion of such net assets	.285%

Accordingly, for the six months ended March 31, 2013, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.315% of the Fund's average daily net assets.

For the period from October 1, 2012 through April 30, 2013, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of Class R shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 1.04%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended March 31, 2013, the Administration Fee was $1,298,918, of which $216,743 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholders servicing fee it receives from the Fund. For the six months ended March 31, 2013, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at March 31, 2013
Class A	$17,137	$6,402
Class C	7,937	1,488
Class R	28	—
Class S	655,993	338,212
Institutional Class	215	64
	$681,310	$346,166

Distribution and Service Fees. Under the Fund's Class C and Class R 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares. In accordance with the Fund's Underwriting and Distribution Service Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C and R shares. For the six months ended March 31, 2013, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at March 31, 2013
Class C	$572,414	$105,427
Class R	223	62
	$572,637	$105,489

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2013, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at March 31, 2013	Annualized Effective Rate
Class A	$262,260	$142,088	.22%
Class C	190,544	103,201	.25%
Class R	221	157	.25%
	$453,025	$245,446

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2013 aggregated $112,374.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the six months ended March 31, 2013, the CDSC for Class C shares aggregated $34,035. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the six months ended March 31, 2013, DIDI received $29,309 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended March 31, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $10,738, of which $7,589 was unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson and Vice Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

Security Lending Fees. Effective November 29, 2012, Deutsche Bank AG serves as lending agent for the Fund. For the period from November 29, 2012 through March 31, 2013, the Fund incurred lending agent fees to Deutsche Bank AG in the amount of $144.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at March 31, 2013.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Six Months Ended March 31, 2013		Year Ended September 30, 2012
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	9,759,260	$150,303,440	10,530,580	$163,907,107
Class C	4,818,145	74,288,654	5,899,127	91,836,774
Class R	21,578	332,264	820 *	12,736 *
Class S	11,714,700	180,636,545	22,525,105	351,412,234
Institutional Class	550,577	8,445,419	828,944	12,906,375
		$414,006,322		$620,075,226
Shares issued to shareholders in reinvestment of distributions
Class A	269,730	$4,131,512	242,064	$3,759,510
Class C	131,681	2,018,279	121,090	1,882,260
Class R	203	3,119	6 *	89 *
Class S	2,055,569	31,537,606	4,676,193	72,781,191
Institutional Class	14,709	225,147	9,861	153,166
		$37,915,663		$78,576,216
Shares redeemed
Class A	(5,331,943)	$(81,679,324)	(1,893,483)	$(29,469,001)
Class C	(1,302,461)	(19,938,216)	(783,353)	(12,195,575)
Class R	(4,119)	(62,763)	—	—
Class S	(17,871,057)	(274,286,566)	(19,438,765)	(303,215,578)
Institutional Class	(165,430)	(2,535,962)	(299,303)	(4,656,370)
		$(378,502,831)		$(349,536,524)
Net increase (decrease)
Class A	4,697,047	$72,755,628	8,879,161	$138,197,616
Class C	3,647,365	56,368,717	5,236,864	81,523,459
Class R	17,662	272,620	826 *	12,825 *
Class S	(4,100,788)	(62,112,415)	7,762,533	120,977,847
Institutional Class	399,856	6,134,604	539,502	8,403,171
		$73,419,154		$349,114,918

* For the period from May 1, 2012 (commencement of Class R shares) through September 30, 2012.

G. Payment by Affiliate

During the period ended March 31, 2013, the Advisor fully reimbursed the Fund $8,750 for a loss incurred on a trade executed incorrectly. The amount reimbursed was less than 0.01% of the Fund's average net assets, thus having no impact on the Fund's total return.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2012 to March 31, 2013).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2013 (Unaudited)
Actual Fund Return	Class A	Class C	Class R	Class S	Institutional Class
Beginning Account Value 10/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 3/31/13	$997.80	$994.10	$996.50	$999.00	$998.50
Expenses Paid per $1,000*	$3.69	$7.56	$4.93	$2.69	$2.44
Hypothetical 5% Fund Return	Class A	Class C	Class R	Class S	Institutional Class
Beginning Account Value 10/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 3/31/13	$1,021.24	$1,017.35	$1,020.00	$1,022.24	$1,022.49
Expenses Paid per $1,000*	$3.73	$7.64	$4.99	$2.72	$2.47

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class R	Class S	Institutional Class
DWS GNMA Fund	.74%	1.52%	.99%	.54%	.49%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	GGGGX	GCGGX	SGINX	GIGGX
CUSIP Number	23337P 308	23337P 407	23337P 209	23337P 506
Fund Number	1093	1393	2393	1493

For shareholders of Class R
Automated Information Line	DWS Investments Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site
www.dws-investments.com
Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Nasdaq Symbol	GRGGX
CUSIP Number	23339E 418
Fund Number	1593

Privacy Statement
FACTS	What Does DWS Investments Do With Your Personal Information?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share can include:
• Social Security number
• Account balances
• Purchase and transaction history
• Bank account information
• Contact information such as mailing address, e-mail address and telephone number

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons DWS Investments chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS Investments share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share

Questions?	Call (800) 728-3337 or e-mail us at dws-investments.info@dws.com

Who we are
Who is providing this notice?	DWS Investments Distributors, Inc.; Deutsche Investment Management Americas Inc.; DeAM Investor Services, Inc.; DWS Trust Company; the DWS Funds
What we do
How does DWS Investments protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does DWS Investments collect my personal information?
We collect your personal information, for example. When you:
• open an account
• give us your contact information
• provide bank account information for ACH or wire transactions
• tell us where to send money
• seek advice about your investments

Why can't I limit all sharing?
Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes — information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.

Non-affiliates
Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS Investments does not jointly market.

Rev. 09/2012

Notes

Notes

DWS INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

GNMA-3
(R-027140-2 5/13)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS GNMA Fund, a series of DWS Income Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	May 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	May 29, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	May 29, 2013